NYSE MKT: MSTX
2015 Canaccord Genuity Rare Disease,
2015 Canaccord Genuity Rare Disease,
Biopharma One on One Day
Biopharma One on One Day
Brian M. Culley, CEO
Brian M. Culley, CEO
February 3, 2015
February 3, 2015
Exhibit 99.1

NYSE MKT:  MSTX

Forward-Looking Statements
This presentation includes forward-looking statements about our business prospects, financial position, and development of MST-188 and AIR001 for therapeutic use in humans.
Any statement that is not a statement of historical fact should be considered a forward-looking statement. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Actual events or performance may differ materially from our expectations indicated by these forward-
looking statements due to a number of factors, including, but not limited to, results of our pending and future clinical studies, the timeline for clinical and manufacturing activities and regulatory approval; our dependency on third parties to conduct our clinical studies and manufacture our clinical trial material; our ability to raise additional capital, as needed; our ability to establish and protect proprietary rights related to our product candidates; and other risks and uncertainties more fully described in our press releases and our filings with the SEC, including our annual report on Form 10-K filed with the SEC on March 26, 2014.
We caution you not to place undue reliance on any of these forward-looking statements, which speak only as of the date of this presentation. We do not intend to update any forward-looking statement included in this presentation to reflect events or circumstances arising after the date of the presentation, except as may be required by law.

NYSE MKT:  MSTX
Developing vepoloxamer to improve blood flow and cell
membrane integrity
Sickle Cell Disease (SCD) – Phase 3 enrolling (data expected Q1’16)
Acute Limb Ischemia (ALI) – Phase 2 enrolling
Acute Heart Failure (ADHF) – Phase 2 initiation Q2’15
Developing AIR001 to improve cardiovascular hemodynamics and exercise tolerance
Heart Failure with Preserved Ejection Fraction (HFpEF) – Phase 2a

Corporate Overview

NYSE MKT: MSTX 4 Vepoloxamer (Purified Poloxamer 188)

API Structure:
CMC:
• Large, synthesized polymer with extraction process to
remove undesirable (toxic) components.
• Composition of matter claims pending.
Administration: • IV infusion
ADME:
• Rapidly and predominantly cleared by kidneys (4-8h)
• Ether linkages cannot be cleaved; no drug metabolites
5
Vepoloxamer Overview
HO – (CH
2
CH
2
O)
79
– (CH
2
CHO)
30
– (CH
2
CH

O)
79
– H
CH

|

NYSE MKT:  MSTX

NYSE MKT:  MSTX
No Affinity for Healthy Cell Membranes…
But Adheres to Damaged Cell Membranes
Core of molecule adheres to hydrophobic domains on cell surface, such as damaged membranes and adhesive proteins.

Vepoloxamer Mechanism of Action

NYSE MKT:  MSTX

Simple
biophysical
mechanism improves flow and membrane integrity.
Vepoloxamer Pharmacodynamics
Hemorheologic
Inhibits cell adhesion,
reduces aggregation;
improves flow.
Vepoloxamer
Cytoprotective
Seals membranes,
restores integrity (e.g.
gives cells time to heal).

NYSE MKT:  MSTX
Vepoloxamer Clinical Development

Preclinical Phase 1 Phase 2 Phase 3
2015
Sickle Cell Disease
(orphan)
Acute Limb Ischemia
(orphan)
Acute Heart Failure
Enrolling
Planned initiation: 2Q 2015
Enrolling

NYSE MKT: MSTX 9 Sickle Cell Disease

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Overview of Sickle Cell Disease
A chronic, genetic disorder and rare (orphan) disease
Affects 90,000 to 100,000 people in the U.S.
Characterized by severe deformation (i.e., “sickling”) of red blood cells
Hallmark of disease is a “vaso-occlusive crisis”
Indescribably painful condition
Leading cause of hospitalization
Significant unmet need
No approved agents to shorten duration or severity of crisis
Standard of care (hydration and analgesics) unchanged for >10 years
Vaso-occlusion is associated with early death
Obstructed blood flow hypoxia tissue death organ failure
Average age at death; 42 years (males), 48 years (females)

NYSE MKT:  MSTX
11
Vepoloxamer:
Reduces aggregation and adhesion of cells to endothelium (anti-inflammatory)
Improves RBC deformability, lowers viscosity, restores flow (rheology), and reduces reperfusion injury (cytoprotection)
Vaso-Occlusion:
Adhesion of poorly-deformable, “sticky” cells to endothelium
Entrapment of rigid, sickled cells and vessel obstruction results in ischemia and infarction
Role of Vepoloxamer in Sickle Cell Disease

Incidence (%)
100
80
60
40
20
0
Thrombosis
RBC infiltration
Congestion
SS cells in aveolar space
Septal wall damage

MAST
THERAPEUTICS, INC.

NYSE MKT:  MSTX
Lung pathology was compared in transgenic mice pretreated with either vepoloxamer
(400 mg/kg) or saline and subject to hypoxia (5% O
2
). (Asakura, et al.)
Vepoloxamer Reduced Organ Pathology
in Transgenic Sickle Mice

Vepoloxamer
Control
Lung Pathology

100
80
60
40
20
0
% Survival
0
10
20
30
40
50
60

MAST THERAPEUTICS, INC.

NYSE MKT:  MSTX
Transgenic mice pretreated with either vepoloxamer (400 mg/kg) or saline, subject to hypoxia (5% O
2
), and monitored for survival.  (Asakura, et al.)
Vepoloxamer Increased Survival in
Transgenic Sickle Mice

Vepoloxamer
Control
Survival of Transgenic Sickle Mice
Post exposure to 5% 0
2
(60 - 100% ß
S
-Globin)
Time (min)

NYSE MKT:  MSTX
Vepoloxamer
Placebo
Before Infusion
(Crisis Baseline)
0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
2-Hours                          7-Hours
After Loading
Infusion
After Loading
Infusion
Source: J. Investig. Med. 2004;52(6):402-6
(p = 0.00003)
14
Vepoloxamer improved microvascular blood flow in SCD patients in crisis

Vepoloxamer Improves Blood Flow
Red cell velocity (mm/s)
measured by video
microscopy in nine
sickle cell patients with
vaso-occlusive crisis.

NYSE MKT:  MSTX
Phase 2 Study
Source: Blood, September 1, 1997 – Vol 90, No. 5
* Vepoloxamer is purified poloxamer 188

Subjects Who Received Full Dose
±
Poloxamer 188*
(n=18)
Placebo
(n=13)
p
value
±±
Duration of Crisis 44 hours 80 hours 0.025
Duration of Hospitalization
5 days 7 days 0.111
Total Analgesic Use 34mg 145mg 0.045
Parenteral Analgesic Use 27mg 133mg 0.022
± Excludes patients who had drug administration errors or incomplete pain assessments (16), who withdrew consent (2) and who withdrew because of injection site pain after 15 minutes of infusion. Subjects were excluded equally (n=9) between poloxamer 188 and placebo.
±± Proportional hazards model adjusted for baseline pain.
Randomized, double-blind, placebo-controlled, multi-center study in SCD patients hospitalized for crisis
Significantly improved important efficacy parameters

Distribution Function
p = 0.09
Placebo
Vepoloxamer
1.0
0.8
0.6
0.4
0.2
0 20 40 60 80 100 120 140 160
p = 0.007
Placebo
Vepoloxamer
1.2
1
0.8
0.6
0.4
0.2
0
0 20 40 60 80 100 120 140 160 180

MAST THERAPEUTICS, INC.

Source: JAMA, November 17, 2001 – Vol 286, No. 17

Randomized, double-blind, placebo-
controlled, multi-center study of
vepoloxamer in 350 patients with SCD.
Time-to-event analysis showed
consistent trend in support of earlier
crisis resolution.
However, prior sponsor ended
enrollment at only 255 patients due to
capital constraints, lowering statistical
power, and,
The observation period was specified
to be only 168
hours,
eliminating
observation of any late-treatment
differences (e.g. “right censoring”).
Phase 3 Study

All Treated Patients
(n=249)
Hours After Randomization
Children (<16 years)
(n=73)
NYSE MKT:  MSTX

NYSE MKT:  MSTX
Randomized, Double-Blind, Placebo-Controlled, Multicenter
388 patients
Standard of care +/- vepoloxamer
Primary Efficacy Assessment
Duration of crisis (transition off IV analgesia)
No assessment of subjective pain scores
Secondary Efficacy Assessments
Re-hospitalization for crisis within 14 days
Occurrence of acute chest syndrome
Power
85% power to detect a 24-hour difference (p=0.01)
90% power to detect a 16-hour difference (p=0.05)
Open-label extension
Expands safety database with repeat exposures to vepoloxamer
Will enroll patients who have completed treatment on EPIC

EPIC: Pivotal Phase 3 Study Design

NYSE MKT:  MSTX
Enrollment on-track. Top-line data expected Q1 2016.
~70 sites opened, >50 within the U.S.
>33% enrolled as of Jan 6.
Most Advanced New Drug in SCD
Potential to be first approved drug to treat an ongoing vaso-occlusive crisis
Substantial head start versus other new drugs in development for SCD
Positive Factors for Regulatory Decision-Making
Significant unmet need
Fast Track designation
Orphan Drug designation
Healthcare disparity
FDA declaration of SCD as an “agency priority”

EPIC Success Factors

NYSE MKT: MSTX 19 Acute Limb Ischemia (Vepoloxamer In Combination with Thrombolytics)

A progressive circulatory problem in which obstructed arteries reduce blood flow to tissues
Thrombolytic agents (tPA) are used to treat acute complications
Significant morbidity and mortality

Acute Ischemic Cerebrovascular Infarction
(stroke)
Acute Myocardial Infarction
(heart attack)
Peripheral Arterial Disease
Intermittent Claudication
Critical Limb Ischemia
Acute Limb Ischemia
Development Strategy:
Develop initially in ALI
Expand into other AD markets
Overview of Occlusive Arterial Disease
NYSE MKT:  MSTX

Minutes
60
50
40
30
20
10
0
Minutes
70
60
50
40
30
20
10
0
Poloxamer 188*
Control (t-PA)

NYSE MKT:  MSTX

Improved t-PA Effectiveness
Animals randomized to t-PA (n = 10) or t-PA + poloxamer 188* (n = 10)
Source: Data on file
* Vepoloxamer is purified poloxamer 188
Time to Re-Occlusion Time to Reperfusion

NYSE MKT:  MSTX

Parameter
Poloxamer 188* Control Difference
p Value
N=114
Myocardial
Infarct Size
(median)
16% 26% 38% reduction 0.031
Myocardial
Salvage (median)
13% 4% 125% increase 0.033
Ejection Fraction
(median)
52% 46%
13%
improvement
0.020
Incidence of
Reinfarction
1% 13% 92% reduction 0.016
Synergy with Thrombolytics
in Heart Attack
Source: Circulation 1996; 94: 298-307
*Vepoloxamer is purified poloxamer 188

NYSE MKT:  MSTX

Clinical Proof-of-Concept Study
Biomarkers
Clinical outcomes
Study Design
Randomized, double-blind, and active-controlled (t-PA)
t-PA +/- low or high dose vepoloxamer
60 subjects (20 per arm)
Timing
Completion of enrollment anticipated 2H 2016
ALI data can be supportive of clinical development in stroke
Embolic stroke preclinical studies initiated
Phase 2 Study in ALI

NYSE MKT: MSTX 24 Heart Failure

NYSE MKT:  MSTX
Overview of Heart Failure

Chronic condition characterized by decreasing heart function
Heart cannot pump enough blood to meet the body’s needs
Significant Unmet Medical Need
Leading healthcare cost in U.S. and Europe
Substantial and Growing Market Opportunity
> 5 million individuals with heart failure in the U.S.
Acute Decompensation
Each decompensation event contributes to worsening heart failure and damage to vital organs, decreasing survival probability following the next event
Vepoloxamer
Membrane-sealant activity may restore weakened cardiac cell membranes, minimizing calcium overload injury
Durable effect may indicate a direct improvement in cardiac function

NYSE MKT:  MSTX
In heart failure, elevated wall tension impairs lipid flow and membrane repair.  This results in calcium influx and cardiac troponin leak.
Vepoloxamer re-seals membranes and reduces membrane
tensions, enabling lipid flow and facilitating membrane repair, thus reducing cardiac troponin and calcium overload damage.
Heart Failure Development Rationale

➢

➢

➢

Δ Plasma Troponin-I (ng/mL)
0.2
0.2
0.1
0.1
0.0
-0.1
-0.1
-0.2
-0.2
-0.3
-0.3
2 Hours Post
24 Hours Post
1 Week Post
2 Weeks Post
* = p<0.05 vs. Control
Control
Low Dose
High Dose

Δ nt-pro BNP (pg/mL)
500.0
300.0
100.0
-100.0
-300.0
-500.0
-700.0
-900.0
-1100.0
2 Hours Post
24 Hours Post
1 Week Post
2 Weeks Post
* = p<0.05 vs. Control
Control
Low Dose
High Dose

MAST THERAPEUTICS, INC.

Non-clinical Model of Heart Failure

A single, 2h infusion improved hemodynamic parameters (LVEF, CO) and biomarkers correlated with clinical outcomes (troponin, NT-proBNP)
A potentially novel mechanism, compatible with existing treatments
Planning to initiate Phase 2 in acute decompensated HF in Q2 2015
Source: data on-file
NYSE MKT:  MSTX

NYSE MKT: MSTX 28 AIR001 (sodium nitrite) inhalation solution

NYSE MKT:  MSTX
AIR001 is nitrite for intermittent inhalation (via nebulizer)
Beneficial effects include dilation of blood vessels and
reduced inflammation
Positive hemodynamic effects; reductions observed in:
–
pulmonary vascular resistance
–
pulmonary capillary wedge pressure
–
right atrial pressure
AIR001 is being developed for Heart Failure with Preserved
Ejection Fraction (HFpEF)
Responsible for ~50% of heart failure hospitalizations
80% develop Pulmonary Hypertension
Leads to shortness of breath, dizziness, fainting, leg swelling, etc.
No approved medications

AIR001

NYSE MKT:  MSTX
Three Phase 1 studies:
Established MTD and safe dose level
Confirmed conversion of nitrite to nitric oxide (NO)
Acute improvements in hypoxia-induced pulmonary hypertension
No drug-drug interaction with sildenafil
One Phase 2 study:
Well-tolerated, with no treatment-related serious adverse events
All doses showed improvement in median pulmonary vascular
resistance (PVR) & median distances obtained in the 6-minute walk test
Methemoglobin levels remained normal (< 1.5%)
Safety data in 124 healthy volunteers and patients with
various forms of pulmonary hypertension (well-tolerated)

AIR001 Clinical Data

NYSE MKT:  MSTX
Supporting three institution-sponsored Phase 2a studies to:
Evaluate acute hemodynamic effects of AIR001
Evaluate acute effects versus placebo on maximum oxygen consumption and exercise hemodynamics
Evaluate inhaled versus intravenous administration of nitrite and safety of multiple doses of AIR001
Preliminary data anticipated 2H 2015
If positive, conduct Phase 2b proof-of-concept

AIR001 Clinical Development Plan

NYSE MKT:  MSTX

Upcoming News & Events
Initiate dosing in Phase 2a studies of AIR001 Q1 ’15
Report data from nonclinical study of vepoloxamer in embolic stroke Q1 ’15
Report data from nonclinical study of vepoloxamer in heart failure Q1 ’15
Initiate enrollment in EPIC extension study (repeat exposure) (EPIC-E) 1H ’15
Initiate enrollment in Phase 2 study of vepoloxamer in heart failure Q2 ’15
Complete enrollment in EPIC study Q4 ’15
Report data from Phase 2a study of AIR001 in HFpEF 2H ’15
Report interim safety from Phase 2 study of vepoloxamer in heart failure 2H ’15
Report EPIC study top-line data Q1 ’16
Complete enrollment in Phase 2 study of vepoloxamer in ALI 2H ’16

NYSE MKT:  MSTX
Cash/investments at 12/31/14: $57 million
Market capitalization: ~$75 million*
Shares outstanding: ~159 million*
Average daily volume (3 mo): ~900,000*
No debt

* As of January 26, 2015
MSTX Financial Overview

NYSE MKT:  MSTX
A Leader in Areas of Significant Unmet Need (Vepoloxamer)
Sickle Cell Disease: Most advanced new drug in development
Arterial Disease: Ongoing Phase 2 in ALI with opportunity in stroke
Heart Failure: Phase 2 study to begin Q2 2015
AIR001
Phase 2 program in heart failure with preserved ejection fraction
Multiple phase 2a studies planned/ongoing
Multiple clinical readouts anticipated within 15 months
Sickle cell: Phase 3 top-line
Heart failure: Phase 2 (interim safety data)
HFpEF: Phase 2a studies

Mast Investment Summary